CONDENSED STATEMENTS OF OPERATIONS (unaudited) - Lewis and Clark Pharmaceuticals, Inc. [Member] - USD ($)	6 Months Ended		12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016	Dec. 31, 2016	Dec. 31, 2015
Operating expenses:
General and administrative	$ 332,447	$ 339,878	$ 916,186	$ 810,201
Total operating expenses	332,447	339,878	916,186	810,201
Loss from operations	(332,447)	(339,878)	(916,186)	(810,201)
Other income (expense):
Miscellaneous income	1,993	4,275	4,906	15,447
Interest income (expense), net	(62,322)	(38,279)	(91,063)	(57,500)
Loss before provision for income taxes	(392,776)	(373,882)	(1,002,343)	(852,254)
Provision for income taxes
Net loss	$ (392,776)	$ (373,882)	$ (1,002,343)	$ (852,254)
Net loss per common share, basic and diluted (in dollars per share)	$ (0.22)	$ (0.21)	$ (0.55)	$ (0.47)
Weighted average shares outstanding (in shares)	1,817,978	1,817,978	1,817,978	1,817,978